                                                                    EXHIBIT 10.9


                      SENIOR LOAN AND SECURITY AGREEMENT


     THIS SENIOR LOAN AND SECURITY AGREEMENT (this "Security Agreement") is dated as of September 15, 1994 between Latitude Communications, Inc., a California corporation ("Borrower") and Phoenix Leasing Incorporated, a California corporation ("Lender").


                                   RECITALS


     A. Borrower desires to borrow from Lender in one or more borrowings an amount not to exceed $1,000,000 in the aggregate, and Lender desires to loan, subject to the terms and conditions herein set forth, such amount to Borrower. Such borrowings shall be evidenced by one or more Senior Secured Promissory Notes (each, a "Note" and collectively, the "Notes"), in the form attached hereto.

     B. As security for Borrower's obligations to Lender under this Security Agreement and the Notes, Borrower will grant to Lender hereunder a first perfected security interest in certain of its equipment, machinery and fixtures, including but not limited to computers, workstations, furniture, test equipment and software, whether now owned by Borrower or hereafter acquired, and all substitutions and replacements of and additions, improvements, accessions and accumulations to said equipment, machinery and fixtures, together with all rents, issues, income, profits and proceeds therefrom to the extent of the items described in Schedule 1 attached to each Note (collectively, the "Collateral").

     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

SECTION 1. THE LOANS.
           ---------

          (a)  General Terms.  Subject to the terms and conditions of this
               -------------
Security Agreement, Lender hereby agrees to make one or more senior secured loans (each, a "Loan" and collectively, the "Loans") to Borrower, subject to the following conditions: (i) each Loan shall be evidenced by a Note; (ii) the total principal amount of the Loans shall not exceed $1,000,000 in the aggregate (the "Commitment"); (iii) at the time of each Loan, no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default shall have occurred and be continuing, as reasonably determined by Lender, and certified by Borrower; (iv) that in no event shall Lender be obligated to make a Loan if the value of all Collateral held by it hereunder (as determined by such proof as Lender shall deem satisfactory, in its sole discretion) is less than the sum of (x) the proposed Loan and (y) the unpaid balance of, together with accrued interest thereon, all prior Loans and provided further that not more than 5% of the Collateral by value shall consist of software; (v) the amount of each Loan shall be at least $50,000 except for a final Loan which may be less than $50,000; (vi) Lender shall not be obligated to make any Loan after September 30, 1995; (vii) for each Loan, Borrower shall present to Lender a list of proposed Collateral for approval by Lender in its sole discretion; (viii) for each Loan, Borrower shall have provided Lender with each of the closing documents described in Exhibit A hereto (which documents shall be in form and substance acceptable to Lender); (ix) Borrower is performing according to its business plan referred to as "Section 10: Financial Analysis, pages 55 through 66, consisting of Tables 10.1 to 10.6" dated April 19, 1994, (the "Business Plan") as may be amended from time to time in form and substance acceptable to Lender; (x) there shall be no material adverse change in Borrower's condition financial or otherwise, not contemplated in Borrower's Business Plan, as reasonably determined by Lender, and Borrower so certifies, from (yy) the date of the most recent financial statements delivered by Borrower to Lender to (zz) the date of the proposed Loan; (xi) prior to September 30, 1995, Borrower shall not offer any loan secured by (or leases of) any equipment, furniture or fixtures to any other person or entity other than Lender or the Seller of such equipment, furniture or fixtures, unless Lender declines to finance such transaction or Borrower and Lender are unable to agree on the terms of such financing within 10 days after notice from Borrower to Lender; (xii) Borrower shall use the proceeds of all Loans hereunder for working capital or for the purchase of Collateral;
(xiii) at the time of each Loan, Borrower has reimbursed Lender for all reasonable UCC filing and search costs and appraisal fees; (xiv) all Collateral has been marked and labeled by Lender or Lender's agent; and (xv) Lender has received in form and substance acceptable to Lender: (a) Borrower's interim financial statements signed by a financial officer of Borrower; and (b) evidence of Borrower's $7,937,000 cash position as of June 30, 1994.

          (b)  The Notes. Each Loan shall be evidenced by a Note. Each Note
               ---------
shall bear interest and be payable and prepayable at the times and in the manner provided therein. Following payment of the Indebtedness related to each Note, Lender shall return such Note, marked "canceled," to Borrower.

SECTION 2. SECURITY INTERESTS.
           ------------------

          (a) Borrower hereby grants to Lender a first security interest in all Collateral.

          (b) This Security Agreement secures (i) the payment of the principal of and interest on the Notes and all other sums due thereunder and under this Security Agreement (the "Indebtedness") and (ii) the performance by Borrower of all of its other covenants now or hereafter existing under the Notes and this Security Agreement (the "Obligations").

SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES.
           -----------------------------------------

     Borrower represents and warrants that (a) it is a corporation in good standing under the laws of the state of its incorporation, and duly qualified to do business in each state where necessary to carry on its present business and operations, including the jurisdiction(s) where the Collateral will be located;
(b) it has full authority to execute and deliver this Security Agreement and the Notes and perform the terms hereof and thereof, and this Security Agreement and the Notes have been duly authorized, executed and delivered and constitute valid and binding obligations of Borrower enforceable in accordance with their terms;
(c) the execution and delivery of this Security Agreement and the Notes will not contravene any law, regulation or judgment affecting Borrower or result in any breach of any agreement or other instrument binding on Borrower; (d) no consent of Borrower's shareholders or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, which has not already been obtained or performed, as appropriate, is a condition to the performance of the terms of this Security Agreement or the Notes; (e) there is no action or proceeding pending or threatened against Borrower before any court or administrative agency which might have a materially adverse effect on the business, financial condition or operations of Borrower; (f) Borrower owns all of the Collateral free and clear of all liens, claims and encumbrances, and, except for this Security Agreement, there is no deed of trust, mortgage, security agreement or other third party interest against any of the Collateral;
(g) Borrower has good and marketable title to the Collateral; (h) all Collateral has been received, installed and is ready for use and is satisfactory in all respects for the purposes of this Security Agreement; (i) the Collateral is, and will remain at all times under applicable law, removable personal property, which is free and clear of any lien or encumbrance in favor of Borrower or any other person other than Lender, notwithstanding the manner in which the Collateral may be attached to any real property; (j) all credit and financial information submitted to Lender herewith or at any other time is and will be true and correct; and (k) the security interest granted to Lender hereunder is a perfected first security interest.

SECTION 4. METHOD AND PLACE OF PAYMENT.
           ---------------------------

     Borrower will pay to Lender, at its office at the address specified in the Notes, or such other address as Lender shall specify in writing, all amounts payable to it in respect of the principal of or interest on the Notes, without any presentation thereof.

SECTION 5. AFFIRMATIVE COVENANTS REGARDING THE COLLATERAL.
           ----------------------------------------------

     Borrower covenants and agrees that so long as any portion of the Indebtedness is unpaid and as long as any of the Obligations are outstanding it will comply with the following covenants:

     (a)  Location; Inspection. All of the Collateral shall be located at the
          --------------------
address (the "Collateral Location") shown on the Schedule 1 to each Note and shall not be moved without Lender's prior written consent. All of the records regarding the Collateral shall be located at 4001 Burton Drive, Santa Clara, California 95054. Lender shall have the right to inspect Collateral and records relating thereto at any reasonable time. Borrower shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of Collateral which is requested by the Borrower and consented to by Lender, as well as for any charges due to the installation or moving of the Collateral. Payments under the Notes and under this Security Agreement shall continue during any period in which the Collateral is in transit during a relocation. Lender or its agent shall mark and label Collateral, which labels (to be provided by Lender) shall state that such Collateral is subject to a security interest of Lender, and Borrower shall keep such labels on the Collateral as so labeled.

     (b)  Collateral Maintenance. (a) General. Borrower will locate or base each
          ----------------------      -------
item of Collateral where designated in a Schedule to each Note and will reasonably permit Lender to inspect such item of Collateral and its maintenance records. Borrower will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Collateral. Except as required herein, Borrower will not make any addition or improvement to any item of Collateral that is not readily removable without causing material damage to any item or impairing its original value or utility. Any addition or improvement that is so required or cannot be so removed will immediately become the property of Lender. (b) Service and Repair. With respect
                                               ------------------
to computer equipment, Borrower has entered into, and will maintain in effect, Vendor's standard maintenance contract or another contract satisfactory to Lender for a period equal to the term of each Loan and extensions thereto which provides for the maintenance of the Collateral in good condition and working order and repairs and replacement of parts thereof, all in accordance with the terms of such maintenance contract. Borrower shall have the Collateral certified for the Vendor's standard maintenance agreement prior to delivery to Lender upon expiration of this Loan. With respect to any other Collateral, Borrower will at its sole expense maintain and service and repair any damage to each item of Collateral in a manner consistent with prudent industry practice and Borrower's own practice so that such item of Collateral is at all times (i) in the same condition as when delivered to Borrower, except for ordinary wear and tear, and
(ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.

     (c)  Loss or Damage.  Borrower assumes the entire risk of loss to the
          --------------
Collateral through use, operation or otherwise. Borrower hereby indemnifies and holds harmless Lender from and against all claims, loss of Loan payments, costs, damages, and expenses relating to or resulting from any loss, damage or destruction of the Collateral, any such occurrence being hereinafter called a "Casualty Occurrence." Following a Casualty Occurrence that results in a total loss of an item of Collateral, Borrower shall, on the first day payment is due on each Note following the Casualty Occurrence or, if there is no such payment date, thirty (30) days after such Casualty Occurrence, prepay the principal of the Notes on a pro rata basis (as provided below) in a total amount equal to the sum of (1) the product of (x) the aggregate principal balance of the Notes then outstanding times (y) a fraction, the numerator of which shall be the Collateral Value (defined as the fair market value as of the date of this Security Agreement as determined by Lender in good faith) of the Collateral that suffered the Casualty Loss and the denominator of which shall be the aggregate Collateral Value (as so defined) of all the Collateral and (2) the amount of prepayment premium payable on such principal amount as provided for an optional prepayment under the Notes. Prepayments of principal following a Casualty Occurrence shall be allocated pro rata to each Note in the percentage that the original principal amount of each Note bears to the total original principal amount of all Notes. Upon the making of such payments, Lender shall release such item of Collateral from its lien hereunder.

          Notwithstanding the above, Borrower may replace any item of Collateral which has suffered a Casualty Occurrence with Collateral acceptable to Lender in its complete discretion and, in such event, the provisions of the previous paragraph shall not apply. Borrower's tender of such Collateral shall constitute a representation and warranty that such Collateral is free of all liens, claims and encumbrances, and otherwise qualifies as Collateral under this Security Agreement. Following such tender, Lender shall have a first security interest in such Collateral.

     (d)  Insurance. As long as any Indebtedness remains outstanding and as long
          ---------
as any Obligations remain unperformed, Borrower at its expense shall keep the Collateral insured against all risks for the value of the Collateral and in no event for less than the amount payable following a Casualty Event (as provided in Section 5(c)). Such insurance shall provide for (a) loss payable endorsement to Lender or any assignee of Lender, (b) property damage insurance naming Lender as additional insured and (c) public liability coverage naming Lender as an additional insured in an amount not less than $5,000,000. Borrower will provide Lender and any assignee of Lender with a certificate of insurance from the insurer evidencing Lender's or such assignee's interest in the policy of insurance. Such insurance shall cover any Casualty Occurrence to any unit of Collateral. Notwithstanding anything in Section 5(c) or this Section 5(d) to the contrary, this Security Agreement and Borrower's obligations hereunder shall remain in full force and effect with respect to any unit of Collateral which is not subject to a Casualty Occurrence.

SECTION 6. MISCELLANEOUS AFFIRMATIVE COVENANTS.
           -----------------------------------

     Borrower covenants and agrees that so long as any portion of the Indebtedness is unpaid and as long as any of the Obligations are outstanding it will:

          (a) duly pay all governmental taxes and assessments at the time they become due and payable;

          (b) maintain the Collateral in good repair, working order and condition, free and clear of all liens and encumbrances (other than Lender's security interest hereunder);

          (c) comply with all applicable material governmental laws, rules and regulations;

          (d) punctually pay amounts due under the Notes and all other sums owed to Lender under this Security Agreement;

          (e)  punctually perform all of the Obligations owed to Lender;

          (f) maintain Lender's security interest in the Collateral as a first and prior perfected security interest;

          (g) permit a representative of Lender to inspect the Collateral and Borrower's books and records at any time (upon reasonable notification) during regular business hours, such books and records to be maintained in accordance with generally accepted accounting principles;

          (h) furnish Lender with its annual audited financial statements within ninety (90) days following the end of Borrower's fiscal year, unaudited quarterly financial statements within thirty (30) days after the end of each fiscal quarter, and within fifteen (15) days of the end of each month a financial statement for that month prepared by the Borrower, including all financial information which would be required to be disclosed in 10-Q, 10-K or 8-K filings with the Securities Exchange Commission if Borrower were required to make such filings and given to Borrower's Board of Directors, and including an income statement and balance sheet, all of which shall be certified by an officer of the Borrower as fairly representing the financial condition and results of operations of the Borrower and shall be prepared in accordance with generally accepted accounting principles consistently applied, and such other information as Lender may reasonably request;

          (i) promptly (but in no event more than five (5) days after the occurrence of such event) notify Lender of the occurrence of any Event of Default; and

          (j) take all steps deemed by Lender reasonable or advisable to validate or perfect the security interest of Lender in the Collateral.

SECTION 7. NEGATIVE COVENANTS.
           ------------------

          Borrower covenants and agrees that so long as any portion of the Indebtedness is unpaid and as long as any of the Obligations are unperformed it will not:

          (a) sell all or substantially all of its assets or transfer title to any of the Collateral to any other entity, whether or not such entity is owned by Borrower, without Lender's prior written consent;

          (b) create, assume or permit to exist any lien on any portion of the Collateral (other than Lender's security interest hereunder and the liens listed on Exhibit C attached hereto); or

          (c) except as required by Section 5(b) hereof, make any addition or improvement to any portion of the Collateral that is not readily removable without causing material damage or impairing its original value or utility.

SECTION 8. INDEMNITIES.
           -----------

          (a)  General.  Borrower will protect, indemnify and save harmless
               -------
Lender and any assignees on an after-tax basis from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys fees and expenses), imposed upon or incurred by or asserted against Lender or any assignee of Lender by Borrower or any third party by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by any portion of the Collateral, or its purchase, acceptance, possession, use, maintenance or transportation, including without limitation, consequential or special damages of any kind related thereto, any failure on the part of Borrower to perform or comply with any of the terms of this Security Agreement or the Notes, claims for latent or other defects related to the Collateral, claims for patent, trademark or copyright infringement related to the Collateral and claims for personal injury, death or property damage related to the Collateral, including those based on Lender's negligence or strict liability in tort and excluding only those based on Lender's gross negligence or willful misconduct. In the event that any action, suit or proceeding is brought against Lender by reason of any such occurrence, Borrower, upon request of Lender, will, at Borrower's expense, resist and defend such action, suit or proceeding and will provide reasonable assistance to Borrower, as requested by Borrower, at Borrower's expense, including defense by counsel designated by Borrower and reasonably approved by Lender. Lender will not enter into any settlement without the consent of Borrower.

     (b)    Tax Indemnity. Borrower agrees to reimburse Lender (or pay directly
            -------------
if instructed by Lender) and any assignee of Lender for, and to indemnify and hold Lender and any assignee harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added or other taxes,levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (all of the foregoing being hereinafter referred to as "Impositions"), except same as may be attributable to Lender's income, arising at any time prior to or during the term of any Notes or of this Security Agreement, or upon termination or early termination of this Security Agreement and levied or imposed upon Lender directly or otherwise by any Federal, state or local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (i) the Collateral, (ii) the exportation, importation, registration, purchase, ownership, delivery, leasing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (iii) the rentals, receipts, or earnings arising from the Collateral, or any disposition of the rights to such rentals, receipts, or earnings, (iv) any payment pursuant to this Security Agreement or the Notes, or (v) this Security Agreement, the Notes or any transaction or any part hereof or thereof, excluding all taxes on or measured by Lender's or assignee's net income.

     (c)    Survivability. Borrower's obligations under this Section 8 shall
            -------------
survive the payment in full of all the Indebtedness and the performance of all Obligations with respect to acts or events occurring or alleged to have occurred prior to the payment in full of all the Indebtedness and the performance of all Obligations.

SECTION 9.  RELEASE OF LIENS.
            ----------------

     Upon payment of all of the Indebtedness and performance of all of the Obligations, Lender shall execute UCC termination statements and such other documents as Borrower shall reasonably require to evidence the release of Lender's lien relating to the Collateral.

SECTION 10. ASSIGNMENT.
            ----------

     WITHOUT LENDER'S PRIOR WRITTEN CONSENT, BORROWER SHALL NOT (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS SECURITY AGREEMENT, ANY COLLATERAL, OR ANY INTEREST THEREIN, (b) LEASE OR LEND COLLATERAL OR PERMIT IT TO BE USED BY ANYONE OTHER THAN BORROWER OR BORROWER'S EMPLOYEES OR (c) MERGE INTO, CONSOLIDATE WITH OR CONVEY OR

TRANSFER ITS PROPERTIES SUBSTANTIALLY AS AN ENTIRETY TO ANY OTHER PERSON OR ENTITY. Lender may assign any of the Notes, this Security Agreement or its security interest in any or all Collateral, or any or all of the above, in whole or in part to one or more assignees or secured parties without notice to Borrower. If Borrower is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Borrower shall execute such additional documentation as Lender's assignee shall reasonably require. Each such assignee and/or secured party shall have all of the rights, but (except as provided in Section 9 hereof) none of the obligations, of Lender under this Agreement, unless such assignee or secured party expressly agrees to assume such obligations in writing. Borrower shall not assert against any assignee and/or secured party any defense, counterclaim-or offset that Borrower may have against Lender. Notwithstanding any such assignment, and providing no Event of Default has occurred and is continuing, Lender, or its assignees, secured parties, or their agents or assigns, shall not interfere with Borrower's right to quietly enjoy use of Collateral subject to the terms and conditions of this Security Agreement. Subject to the foregoing, the Notes and this Security Agreement shall inure to the benefit of and are binding upon the successors and assignees of the parties hereto.

SECTION 11. DEFAULT.
            -------

     (a)  Events of Default.  Any of the following events or conditions shall
          -----------------
constitute an "Event of Default" hereunder: (i) Borrower's failure to pay any monies due to Lender hereunder or under any Note beyond the fifth (5th) day after the same is due; (ii) Borrower's failure to comply with its obligations under Section 5(d) or Section 10; (iii) any representation or warranty of Borrower made in this Security Agreement or the Notes or in any other agreement, statement or certificate furnished to Lender in connection with this Security Agreement or the Notes shall prove to have been incorrect in any material respect when made or given; (iv) Borrower's failure to comply with or perform any term, covenant or condition, of this Security Agreement or any Note or under any other agreement between Borrower and Lender if such failure to comply or perform is not cured by Borrower within thirty (30) days of receipt of notice thereof; (v) seizure of any of the Collateral under legal process; (vi) the filing by Borrower of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (vii) the voluntary making of an assignment of a substantial portion of its assets by Borrower or by any Guarantor under any Guaranty executed in connection with this Loan for the benefit of its creditors, the appointment of a receiver or trustee for Borrower or any Guarantor or for any of Borrower's or Guarantor's assets, the institution by Borrower or any Guarantor of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Borrower or any Guarantor; (viii) commencement against Borrower of any case, proceeding or other action of a nature referred to in clauses (vi) or (vii) above which remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (ix) the making by Borrower or by any Guarantor under any Guaranty executed in connection with this Loan of a transfer of all or substantially all of Borrower's or Guarantor's assets or inventory not in the ordinary course of business.

     (b)  Remedies. If any Event of Default has occurred, Lender may in its sole
          --------
discretion exercise one or more of the following remedies with respect to any or all of the Collateral: (i) declare all amounts under this Security Agreement and the Notes immediately due and payable; (ii) proceed by court action to enforce performance by Borrower of the Notes and this Security Agreement or to recover all damages and expenses incurred by Lender by reason of an Event of Default;
(iii) without court order or prior demand, enter upon the premises where the Collateral is located and take immediate possession of and remove it without liability of Lender to Borrower; (iv) terminate this Security Agreement and sell the Collateral at public or private sale, or otherwise dispose of, hold, use or lease any or all of the Collateral to the extent permitted under applicable law; or (v) exercise any other right or remedy available to it under applicable law. If Lender has declared any or all amounts under this Security Agreement and/or the Notes immediately due and payable, Borrower will pay immediately to Lender (a) all unpaid principal and interest under the Notes,
(b) as liquidated damages, and not as a penalty, and which the parties agree are fair and reasonable under the circumstances existing as of the date of this Security Agreement, the following percentages of unpaid principal under each
Note:

     Acceleration Date                  Percentage of Unpaid Principal
     -----------------                  ------------------------------

     1st-12th month of such Note                       20%

     12th-18th month of such Note                      15%

     19th-24th month of such Note                      10%

     25th-last month of such Note                       5%,


and (c) all other amounts due under this Security Agreement and under the Notes as of the date of the above-described declaration (all amounts described in clauses (a), (b) and (c) above shall be referred to as "Lender's Return"). The net proceeds of any sale or lease of such Collateral will be credited against Lender's Return. The net proceeds of a sale of the Collateral pursuant to this
Section 11(b) is defined as the sales price of the Collateral less selling expenses, including, without limitation, costs of remarketing the Collateral and all refurbishing costs and commissions paid with respect to such remarketing. The net proceeds of a lease of the Collateral pursuant to this Section 11(b) is defined as the amount equal to the rental payments due under such lease (discounted at a rate per annum equal to the discount rate for 13-week Treasury Bills as of the date on which Lender notifies Borrower that this Security Agreement is terminated (the "Termination Date") (as such rate is reported in the Money Rates column in the Wall Street Journal) or the Termination Date or,
                              -------------------
if the Wall Street Journal is not published on such date, the next date after
       -------------------
the Termination Date that the Wall Street Journal is published (the "Discount
                              -------------------
Rate")) plus the residual value of the Collateral at the end of the basic term of such lease, as reasonably determined by Lender, and discounted at the Discount Rate.

     Borrower agrees to pay all reasonable out-of-pocket costs of Lender related to the exercise of its remedies, including, but not limited to, legal fees and litigation expenses. At Lender's request, Borrower shall assemble the Collateral and make it available to Lender at such location as Lender may designate. Borrower waives any right it may have to redeem the Collateral.

     Declaration that any or all amounts under this Security Agreement and/or the Notes are immediately due and payable shall not terminate this Security Agreement or any of the Notes unless Lender so notifies Borrower in writing. Any amount required to be paid under this Section shall accrue interest at a rate of 23% per annum, or the highest rate of interest permitted by applicable law, whichever is less, accruing from the date the amounts are payable hereunder until such amounts are paid. All such remedies are cumulative and may be enforced separately or concurrently.

     (c) Application of Proceeds. The proceeds of any sale of all or any part of
         -----------------------
the Collateral and the proceeds of any remedy afforded to Lender by this Security Agreement shall be paid to and applied as follows:

          First, to the payment of reasonable costs and expenses of suit or
          -----
foreclosure, if any, and of the sale, if any, and all reasonable out-of-pocket costs of Lender related to the exercise of its remedies, including legal fees and litigation expenses and of all proper expenses, liabilities and advances incurred or made pursuant to this Security Agreement by Lender or by any holder of any Note in connection with foreclosure, suit, sale or enforcement of this Security Agreement or the Notes, and to the payment of all taxes, assessments or liens superior to Lender's security interest granted by this Security Agreement, except any taxes, assessments or superior liens subject to which the sale was made;

          Second, to the payment of all other amounts due under this Security
          ------
Agreement and all Notes not described in items Third and Fourth below;
                                               -----     ------

          Third, to pay Lender an amount equal to Lender's Return, to the extent
          -----
not previously paid by Borrower; and

          Fourth, to the payment of any surplus to Borrower or to whomever may
          ------
lawfully be entitled to receive it.

     (d)  Effect of Delay; Waiver; Foreclosure on Collateral. No delay or
          --------------------------------------------------
omission of Lender, or of any holder of any Note, in exercising any right or power arising from any default on the part of Borrower shall prevent Lender or such holder from exercising that right or power if the default continues. No waiver of a default, whether full or partial, by Lender or such holder shall be taken to extend to any subsequent default, or to impair the rights of Lender or such holder in respect of any damages suffered as a result of the default. The giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or discharge of the Indebtedness and performance of the Obligations shall in no way operate to prejudice, waive or affect the security interest created by this Security Agreement or any rights, powers or remedies exercised hereunder or thereunder. Neither Lender nor such holder shall be required first to foreclose on the Collateral prior to bringing an action against Borrower for sums owed to Lender or such holder hereunder or under any Note.

SECTION 12. LATE PAYMENTS.
            -------------

          Interest at a rate of 18% per annum, or the highest interest rate permitted by applicable law, whichever is less, shall be paid by Borrower to Lender on all amounts owed Lender by Borrower which are not paid when due. If such amounts have not been received by Lender at Lender's place of business or by Lender's designated agent by the date such amounts are due under this Security Agreement or the Notes, Lender shall bill Borrower for such charges. Borrower acknowledges that invoices for amounts due hereunder or under the Notes are sent by Lender for Borrower's convenience only. Borrower's non-receipt of an invoice will not relieve Borrower of its obligation to make payments hereunder or under the Notes.

SECTION 13. LENDER'S EXPENSES; PAYMENTS BY LENDER.
            -------------------------------------

     (a) Borrower shall pay Lender all reasonable costs and expenses including, but not limited to, reasonable attorney's fees and the fees of collection agencies, incurred by Lender in enforcing any of the terms, conditions or provisions hereof or the Notes.

     (b) If Borrower shall fail to make any payment or perform any act required hereunder (including, but not limited to, maintenance of any insurance required by Section 5(d)), then Lender may, but shall not be required to, after such notice to Borrower as is reasonable under the circumstances, make such payment or perform such act with the same effects as if made or performed by Borrower. Borrower will upon demand reimburse Lender for all sums paid and all costs and expenses incurred in connection with the performance of any such act.

SECTION 14. FINANCING STATEMENTS.
            --------------------

     Borrower will execute all financing statements pursuant to the Uniform Commercial Code and all such other documents reasonably requested by Lender to perfect Lender's security interests hereunder. Borrower authorizes Lender to file financing statements signed only by Lender (where such authorization is permitted by law) at all places where Lender reasonably deems necessary.

SECTION 15. NATURE OF TRANSACTION.
            ---------------------

     Except as expressly set forth herein, Lender makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

SECTION 16. SUSPENSION OF LENDER'S OBLIGATIONS.
            ----------------------------------

     The obligations of Lender hereunder will be suspended to the extent that Lender is hindered or prevented from complying therewith because of labor disturbances, including but not limited to strikes and lockouts, acts of God, fires, floods, storms, accidents, industrial unrest, strike, acts of war, insurrection, riot or civil disorder, any order, decree, law or governmental regulations or interference, or any cause whatsoever not within the sole and exclusive control of Lender.

SECTION 17. STOCK WARRANT.
            -------------

     Borrower agrees that it will issue to Lender upon execution of this Loan a Warrant in the form of Warrant Agreement attached hereto as Exhibit B. Borrower and Lender agree that the value of the Warrant hereunder is ten dollars ($10.00).

SECTION 18. COMMITMENT FEE.
            --------------

     Borrower has paid to Lender a commitment fee ("Fee") of $10,000. The Fee shall be applied by Lender first to reimburse Lender for all out-of-pocket UCC search costs and appraisal fees incurred by Lender, and then proportionally to the first monthly payment for each Note hereunder in the proportion that the Collateral Value for such Note bears to Lender's entire commitment. However, the portion of the Fee which is not applied to such monthly payments shall be non-refundable except if Lender defaults in its obligations pursuant to Section 1.

SECTION 19. MISCELLANEOUS.
            -------------

     (a) Borrower shall provide Lender with such corporate resolutions, financial statements, opinions of counsel and other documents as Lender shall reasonably request from time to time. (b) Borrower represents that the Collateral hereunder is used solely for business purposes. (c) Time is of the essence with respect to this Agreement. (d) All notices hereunder shall be in writing, by registered or certified mail, return receipt requested or by courier service, and shall be directed, as the case may be, to Lender at 2401 Kerner Boulevard, San Rafael, California 94901, Attention: Lease Administration and to Borrower at 4001 Burton Avenue, Santa Clara, California 95054, Attention: Emil Wang.

Such notices shall be effective on receipt if delivered personally, five days after dispatch if mailed and one business day after dispatch if sent by courier service. (e) Borrower acknowledges that Borrower has read this Security Agreement and the Notes, understands them and agrees to be bound by their terms and further agrees that this Security Agreement and the Notes constitute the entire agreement between Lender and Borrower with respect to the subject matter hereof and supersede all previous agreements, promises, or representations. (f) This Security Agreement and the Notes may not be changed, altered or modified except by an instrument in writing signed by an officer of Lender and Borrower.
(g) Any failure of Lender to require strict performance by Borrower or any waiver by Lender of any provision herein or in a Note shall not be construed as a consent or waiver of any other breach of the same or any other provision. (h) If any provision of this Security Agreement or a Note is held invalid, such invalidity shall not affect any other provisions hereof or thereof. (i) The obligations of Borrower to pay the Indebtedness and perform the Obligations shall survive the expiration or earlier termination of this Security Agreement or the Notes until all Obligations of Borrower to Lender have been met and all Liabilities of Borrower to Lender have been paid in full. (j) Borrower will notify Lender at least 30 days before changing its name, principal place of business or chief executive office. (k) Borrower will, at its expense, promptly execute and deliver to Lender such documents and assurances (including financing statements) and take such further action as Lender may reasonably request in order to carry out the intent of this Security Agreement and Lender's rights and remedies.

SECTION 20. JURISDICTION AND WAIVER OF JURY TRIAL.
            -------------------------------------

     This Security Agreement and the Notes shall be governed by and construed under the laws of the State of California, excluding principles of conflicts of laws. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of or relating to this Security Agreement or a Note shall be in the Superior Court for Marin County, California, or, in cases where federal diversity jurisdiction is available, in the United States District Court for the Northern District of California situated in San Francisco. BORROWER TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, ANY PROMISSORY NOTE, ANY SECURITY DOCUMENTS, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

IN WITNESS WHEREOF, Borrower and Lender have caused this Security Agreement to be executed as of the date and year first above written.

LATITUDE COMMUNICATIONS, INC.         PHOENIX LEASING INCORPORATED
------------------------------        ----------------------------
BORROWER                              LENDER


By: /s/ Emil Wang                     By: /s/ Gray Martinez
   -----------------------------         -----------------------------

Its: President & CEO                  Its: S.V.P.
    -----------------------------         ----------------------------


EXHIBITS AND SCHEDULES:

Exhibit A -- Closing Memorandum
Exhibit B -- Stock Warrant

                                 AMENDMENT TO
                      SENIOR LOAN AND SECURITY AGREEMENT

This amendment to Senior Loan and Security Agreement is made and entered into as of this 22nd day of June, 1995 by and between PHOENIX LEASING INCORPORATED ("LENDER") and LATITUDE COMMUNICATIONS ("BORROWER").

WHEREAS, Lender and Borrower have entered into a Senior Loan and Security Agreement dated as of September 15, 1994 (the "Security Agreement").

WHEREAS, Lender and Borrower now desire to amend the Security Agreement as hereinafter set forth:

NOW, THEREFORE, the parties agree as follows:

     1) Section 1(vi) of the Security Agreement is herby amended in its entirety to read as follows:

          "Lender shall not be obligated to make any Loan after March 31, 1996."

     2) Except as herein specifically amended, all of the terms, covenants and provisions of the Security Agreement remain in full force and effect.

     3) All defined terms used herein shall have the same meaning as in the Security Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Senior Loan and Security Agreement as of the day and date first above written.


Lender                                  Borrower
PHOENIX LEASING INCORPORATED            LATITUDE COMMUNICATIONS


BY:                                     BY /s/ Emil Wang
    ------------------------------        -------------------------------

TITLE                                   TITLE President & CEO
     ----------------------------            ----------------------------

                              AMENDMENT NO. 2 TO
                      SENIOR LOAN AND SECURITY AGREEMENT

This Amendment No. 2 to Senior Loan and Security Agreement No. L993609 (Amendment No. 2") is made and entered into as of December 26, 1996 by and between PHOENIX LEASING INCORPORATED ("Lender") and LATITUDE COMMUNICATIONS, INC. ("Borrower").

WHEREAS, Lender and Borrower have entered into a Senior Loan and Security Agreement dated as of September 15, 1994 ("the Security Agreement").

WHEREAS, Lender and Borrower now desire to amend the Security Agreement as hereinafter set forth:

NOW, THEREFORE, the parties agree as follows:

     1)   Section l(a)(ii) is replaced with the following:

          (ii) the total principal amount of the Loans shall not exceed $2,000,000 in the aggregate (the "Commitment");

     2)   Section l(a)(iv) is replaced with the following:

          (iv) no more than 15% of the utilized Commitment at any funding shall be used to finance soft costs;

     3)   Section l(a)(v) is replaced with the following:

          (v) the amount of each loan shall be at least $25,000, except for a final loan which may be less than $50,000;

     4)   Section l(a)(vi) is replaced with the following:

          (vi) Lender shall not be obligated to make any Loan after December 31, 1997;

     5)   Section 1(a)(ix) is replaced with the following:

          (ix) Borrower is performing according to its business plan referred to as "1997 Plan," dated November 14, 1996, consisting of 4 pages (the "Business Plan") as may be amended from time to time in form and substance acceptable to Lender;

     6)   Section 17 is amended by adding the following to the end thereof:

          As of the date of the Amendment, Borrower has paid to Lender an additional commitment fee of $10,000 which shall be utilized as described in this Section 17;

     7) Except as amended by this Amendment No. 2, the Security Agreement shall continue in full force and effect as constituted, is ratified by the parties hereto, and all of the terms, covenants and provisions of the Security Agreement remain in full force and effect.

     8) All defined terms used herein shall have the same meaning as in the Security Agreement.

     9) The Security Agreement as amended by this Amendment No. 2 constitutes the entire agreement between Borrower and Lender with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter. Borrower acknowledges and agrees that Lender has not made any representation, warranty or covenant in connection with this Amendment No. 2.

     10) This Amendment No. 2 is not intended to be, and shall not be construed to create a novation or accord and satisfaction, and, except as otherwise provided herein, the Security Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to the Senior Loan and Security Agreement as of the date first above written.


LESSOR                                       BORROWER


PHOENIX LEASING INCORPORATED                 LATITUDE COMMUNICAITONS, INC.

BY /s/ Jean A. Rodovick                      BY: /s/ Emil Wang
  ----------------------------                  ------------------------------

TITLE: Jean A. Rodovick                      TITLE: PRESIDENT & CEO
                                                   ---------------------------
       Contract Administrator
       -----------------------

                                       2